UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

ENCOMPASS FUNDS

(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

                          (Address of principal executive offices)                                     (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Encompass Fund

            Opportunities. Not Boundaries.

ANNUAL REPORT

May 31, 2007

ENCOMPASS FUND ANNUAL LETTER - July 2007

July 6, 2007

Dear Valued Encompass Fund Shareholder,

We are pleased to present the first Annual Report for the Encompass Fund covering the period from its inception date, June 30, 2006, through May 31, 2007, the Fund's first fiscal year.

The Fund produced a total return of 12.59% since inception through May 31, 2007, as compared to a 22.43% return for the Fund's benchmark, the Dow Jones Wilshire 5000 Index. As of the writing of this letter on July 6, 2007, the Fund has produced a total return of 16.70% since inception, as compared to a 22.84% return for the Dow Jones Wilshire 5000 Index.

The Fund is structured to emphasize specific sectors that we believe have the most potential. For the first year of operations, that included energy, metals and other commodities, REITs, and health care. Unfortunately several of these sectors did not perform well in the second half of 2006, just after the Fund was launched, and as a result, the Fund's investments in these areas declined. Besides a decline in energy and commodities prices during the last six months of 2006, other unforeseen factors also took some of our stocks lower. The Conservative Party came to power in Canada on a platform that included maintaining the favorable tax treatment that existed for businesses structured as income trusts. Thus when the Canadian Finance Minister proposed on October 31, 2006 new legislation implementing increased taxes on trusts beginning in 2011, income trust stocks declined sharply. The Encompass Fund held interests in two energy income trusts and both fell sharply over the next few weeks.

While the Fund underperformed relative to its benchmark and the major domestic indices in its first six months of operations (which was the second half of 2006), the Fund enjoyed considerably better performance in the first half of 2007, when performance surpassed the Fund's benchmark, the Dow Jones Wilshire 5000 Index. From January 1, 2007 until May 31, 2007 the Fund gained 19.74%, as compared to 9.32% for the Dow Jones Wilshire 5000 Index. From January 1, 2007 to the day of this writing, July 6, 2007, the Fund has produced a 24.12% return, as compared to 9.68% for the Dow Jones Wilshire 5000 Index. In this letter, we will review why performance of the

2007 Annual Report 1

Fund has improved so markedly in 2007, what worked and did not work, and what we see for the next few years for the Encompass Fund.

When stocks have declined for reasons that we believe had little to do with the company's fundamentals or its prospects, we have moved to add to positions, taking advantage of what we see as opportunities to buy good companies inexpensively. In most instances, "averaging down" from our original purchase price has paid off. We averaged down throughout the second half of 2006 and many of those companies have shined in 2007.

We continue to believe that demand for energy and metals far outstrips supply. We see oil supplies declining in the world's largest reserves, whether they are in Saudi Arabia, the North Sea, Mexico or Venezuela. This is forcing the multinational oil companies to explore in increasingly difficult, hostile and politically unstable regions of the world, like Nigeria, Venezuela and Russia. Wells must be drilled deeper than ever before, technology must be advanced further and equipment is more expensive. Energy prices are historically very high and in our opinion, likely to remain so for the foreseeable future.

We think that the expansion of nuclear power will continue as nations with existing plants and many with no plants will see nuclear power as the cleaner, safer alternative for the generation of electricity. We have seen uranium commodity prices climb from under $10 per pound to over $120 per pound over the last three years because supply was not meeting demand. The Encompass Fund has positions in several companies that explore for and produce uranium.

We believe that the world's demand for metals will continue to surpass the supply. The Fund holds positions in mid-cap and small-cap companies that have substantial resources and reserves of gold, silver, copper, nickel, and molybdenum. We believe that prices will remain high as demand for these metals will not abate, especially in India and China as they develop a middle (consumer) class. The Encompass Fund tends to own smaller companies that have substantial land holdings and that we believe are very skilled at acquiring through exploration and/or acquisition properties with metals, increasing the proven and probable resources and reserves through additional drilling activities, and developing and mining these properties. The drilling activities help to bolster the stock prices of such companies and also attract the attention of large mining companies that are under pressure to produce large quan-

2007 Annual Report 2

tities of metals every year. This explains one of the reasons why we have witnessed the extensive mergers and acquisitions activities in the metals sector the last few years.

While we were disappointed with the Fund's performance during its first six months of existence in 2006, we remain committed to the value-oriented, long-term capital appreciation approach. We believe that the Encompass Fund is well-diversified across industry sectors, among market capitalization size companies, and between domestic and foreign companies.

We believe that the Fund's performance in 2007 is more representative of what the Fund can accomplish. Of course, past results are no guarantee of future returns. Having said that, we look forward to continuing what we have accomplished in 2007. As of the date of the writing of this letter, the Fund closed at an all-time high of $11.63, and is up 24.12% year-to-date. Once again, past results are no guarantee of future returns.

To our fellow shareholders, we thank you for the trust and confidence you have placed in us by your investment in the Fund. We truly appreciate your support.

Please visit the Fund's website, www.encompassfund.com, for additional information.

Best regards,

Malcolm H. Gissen,

Marshall G. Berol,

Portfolio Manager

            Portfolio Manager

2007 Annual Report 3

Encompass Fund

*Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

May 31, 2007 NAV $11.22

TOTAL RATE OF RETURN (%) FOR PERIOD ENDED MAY 31, 2007.

     Since

  Inception(A)

Encompass Fund

                 12.59%

Dow Jones Wilshire 5000 Index (B)                                        22.43%

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass Fund was June 30, 2006.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2007 Annual Report 4

Availability of Quarterly Schedule of Investments  (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines  (Unaudited)

Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example  (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on November 30, 2006 and held through May 31, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                        Expenses Paid

                                                        Beginning                    Ending                  During the Period*

                                                    Account Value           Account Value           November 30, 2006

                                     November 30, 2006        May 31, 2007              to May 31, 2007

Actual                                   $1,000.00                 $1,169.68                          $7.84

Hypothetical**                       $1,000.00                  $1,017.70                          $7.29

(5% annual return

before expenses)

*

Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

2007 Annual Report  5

Encompass Fund

	Schedule of Investments
	May 31, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Automotive/Truck Rentals
2,530	Avis Budget Group, Inc. *	$ 76,533	3.98%

Bituminous Coal & Lignite Surface Mining
1,400	Peabody Energy Corp.	75,656	3.94%

Copper Mining & Processing
18,500	Northern Orion Resources Inc. * (Canada)	100,640
4,200	Arizona Star Resource Corp. * (Canada)	50,652
		151,292	7.87%

Crude Petroleum & Natural Gas
1,550	Double Eagle Petroleum Co. *	30,318
1,500	Talisman Energy Inc. (Canada)	30,375
		60,693	3.16%

Drug Delivery Systems
17,500	Delcath Systems Inc. *	80,325
19,200	DepoMed Inc. *	83,712
		164,037	8.53%

Generic Drugs
750	Teva Pharmaceutical Industries Ltd. ** (Israel)	29,400	1.53%

Industrial Equipment
3,200	Mueller Water Products, Inc. Series B	52,480	2.73%

Industrial Metals & Minerals
10,000	Canadian Royalties Inc. * (Canada)	39,155
144,500	Goldbrook Ventures * (Canada)	43,211
3,500	Paladin Resources Ltd. * (Canada)	25,381
		107,747	5.60%

Industrial Metals & Mining
800	Cameco Corp. (Canada)	41,576	2.16%

Lodging Operations
1,650	Wyndham Worldwide Corp. *	61,380	3.19%

Media & Entertainment
1,600	Time Warner Inc.	34,192	1.78%

Miscellaneous Metal Ores
6,000	Uranium Energy Corp. *	28,500	1.48%

Multi-Industry
1,200	Tyco International Ltd. (Bermuda)	40,032	2.08%

Oil & Gas Royalty Trusts
2,400	Advantage Energy Income Fund (Canada)	29,736
2,750	Canetic Resources Trust (Canada)	43,615
		73,351	3.82%

Oil/Gas Construction & Service
2,500	Global Industries Ltd. *	59,275	3.08%

Precious Metals Mining & Processing
16,000	Claude Resources Inc. * (Canada)	21,440
30,000	Exeter Resource Corp. * (Canada)	77,400
4,300	Fronteer Development Group Inc. * (Canada)	51,557
5,740	Nevada Pacific Gold Ltd. * (Canada)	5,686
4,270	Seabridge Gold Inc. * (Canada)	66,356
3,680	US Gold Corp. *	19,393
		241,832	12.59%

Security Brokers, Dealers & Flotation Companies
1,500	TD AMERITRADE Holding Corporation *	30,795	1.60%

Silver Mining and Processing
11,400	Endeavor Silver Corp. * (Canada)	58,368
3,000	Silver Wheaton Corp. * (Canada)	34,410
		92,778	4.83%

*Non-Income producing securities during the period.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  6

Encompass Fund

	Schedule of Investments
	May 31, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Wholesale - Petroleum Distribution
2,125	Aegean Marine Petroleum Network Inc. (Greece)	$ 39,312	2.04%

Total for Common Stock (Cost - $1,241,648)		1,460,861	75.99%

REAL ESTATE INVESTMENT TRUSTS
3,850	Ashford Hospitality Trust Inc.	47,779
1,600	Lexington Corporate Properties Trust	33,280
7,168	Monmouth Capital Corp.	40,069
3,400	Prime Group Realty - Pfd. B	62,934
400	RAIT Financial Trust	11,784
Total for Real Estate Investment Trusts (Cost - $189,548)		195,846	10.19%

Cash Equivalents
288,562	Huntington Bank Money Market Fund IV 4.41% ***	288,562	15.01%
	(Cost - $288,562)

	Total Investments	1,945,269	101.19%
	(Cost - $1,719,758)

	Liabilities in excess of Other Assets	(22,903)	-1.19%

	Net Assets	$ 1,922,366	100.00%

*Non-Income producing securities during the period.

*** Variable rate security; the rate shown was the rate at May 31, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  7

Encompass Fund

Statement of Assets and Liabilities
May 31, 2007

Assets:
Investment Securities at Market Value	$ 1,945,269
(Identified Cost - $1,719,758)
Cash	4,969
Receivables:
Dividends and Interest	3,416
Total Assets	1,953,654
Liabilities
Administrative Fees Payable	1,979
Management Fees Payable	1,395
Payable for Securities Purchased	27,914
Total Liabilities	31,288
Net Assets	$ 1,922,366
Net Assets Consist of:
Paid In Capital	$ 1,694,056
Accumulated Undistributed Net Investment Income	4,983
Realized Loss on Investments - Net	(2,184)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	225,511
Net Assets, for 171,299 Shares Outstanding	$ 1,922,366
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($1,922,366/171,299 shares)	$ 11.22

Statement of Operations
For the period June 30, 2006* through May 31, 2007

Investment Income:
Dividends (Net of $1,692 foreign taxes withheld)	$ 16,620
Interest	2,771
Total Investment Income	19,391
Expenses:
Administrative Fees	3,365
Management Fees (Note 3)	7,478
Total Expenses	10,843

Net Investment Income	8,548

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(2,184)
Net Increase In Unrealized Appreciation on Investments	225,511
Net Realized and Unrealized Gain (Loss) on Investments	223,327

Net Increase in Net Assets Resulting from Operations	$ 231,875

* Commencement of investment operations.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  8

Encompass Fund

Statement of Changes in Net Assets
	6/30/2006*
	to
	5/31/2007
Increase (Decrease) in Net Assets from Operations:
Net Investment Income	$ 8,548
Net Realized Loss on Investments	(2,184)
Unrealized Appreciation on Investments	225,511
Net Increase in Net Assets Resulting from Operations	231,875

Distributions to Shareholders from Net Investment Income	(3,565)

Capital Share Transactions:
Proceeds From Sale of Shares	1,675,042
Shares Issued on Reinvestment of Dividends	3,565
Cost of Shares Redeemed	(84,551)
Net Increase from Shareholder Activity	1,594,056

Total Increase	1,822,366

Net Assets at Beginning of Period	100,000
Net Assets at End of Period (Including undistributed net investment	$ 1,922,366
income of $4,983.)

Share Transactions:
Issued	169,839
Reinvested	382
Redeemed	(8,922)
Net increase in shares	161,299
Shares outstanding beginning of period	10,000
Shares outstanding end of period	171,299

Financial Highlights
Selected data for a share of capital stock outstanding throughout the period:	6/30/2006*
	to
	5/31/2007
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Income ***	0.10
Net Gains or Losses on Securities
(realized and unrealized)	1.15
Total from Investment Operations	1.25

Less Distributions from Net Investment Income	(0.03)

Net Asset Value -
End of Period	$ 11.22
Total Return ****	12.59%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	1,922

Ratio of Expenses to Average Net Assets	1.45%	**
Ratio of Net Income to Average Net Assets	1.15%	**

Portfolio Turnover Rate	11.26%

* Commencement of investment operations.
** Annualized
*** Per share amounts were calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  9

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

May 31, 2007

1.) ORGANIZATION

Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006.  The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar  characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in  conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other   pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each   individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FOREIGN CURRENCY:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

2007 Annual Report  10

Notes to the Financial Statements - continued

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS:  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors.  The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment   companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of May 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measure-

2007 Annual Report  11

Notes to the Financial Statements - continued

measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, these positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

3.)

MANAGEMENT AND SERVICES AGREEMENTS

Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of May 31, 2007) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest).  For its services the Adviser receives an administration fee equal to 0.45% of the average daily net assets of the Fund.

For the period June 30, 2006 through May 31, 2007, the Adviser earned management fees totaling $7,478, of which $1,395 was still due to the Adviser at May 31, 2007.  For the same period the Adviser earned administrative fees of $3,365, of which $1,979 was still due to the Adviser at May 31, 2007.

A trustee and all but one of the officers of the Trust are shareholders and officers of the Adviser.  The other officer of the Trust is an employee of a company under common control with the Adviser.

4.) INVESTMENT TRANSACTIONS

For the period June 30, 2006 through May 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,526,630 and $93,250 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At May 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                 (Depreciation)

Net Appreciation (Depreciation)

   $250,459                      ($24,948)                                     $225,511

2007 Annual Report  12

Notes to the Financial Statements - continued

For Federal income tax purposes, the cost of investments, including short-term investments, owned at May 31, 2007 was $1,719,758. There was no difference between book cost and tax cost.

5.) TAX MATTERS

There was a dividend distribution of $0.0323 per share paid on December 26, 2006.

As of May 31, 2007, the components of distributable earnings on a tax basis were as follows:

Unrealized net investment income                         $     4,983

Unrealized appreciation on investments                 $  225,511

The tax character of distributions paid during the fiscal year ended May 31, 2007 was:

                  Net investment income                                        $      3,565

6.) CAPITAL SHARES

The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2007 was $1,694,056 representing 171,299 shares outstanding.

7.) RELATED PARTY TRANSACTIONS

Trustees who are not interested persons of the Fund were paid a total of $4,200 in Trustees fees for the period June 30, 2006 through May 31, 2007.

8.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2007, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 65.18% of the Fund and therefore may be deemed to control the Fund.

2007 Annual Report  13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Encompass Fund,

  a Series of the Encompass Funds

We have audited the accompanying statement of assets and liabilities of the Encompass Fund, a Series of the Encompass Funds (the "Fund"), including the schedule of investments, as of May 31, 2007 and the related statements of operations, changes in net assets and financial highlights for the period June 30, 2006 (commencement of investment operations) through May 31, 2007.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of May 31, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Encompass Fund, a Series of the Encompass Funds as of May 31, 2007, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania                                                           Sanville & Company

July 25, 2007

2007 Annual Report  14

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-888-463-3957. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers:

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Malcolm H. Gissen (2), Year of Birth: 1943 Marshall G. Berol, Year of Birth: 1936	President, Treasurer and Trustee Secretary and Chief Compliance Officer	Since 2006 Since 2006

President, Malcolm H. Gissen & Associates, Inc. (1985-Present).  President, Brick Asset Management, Inc. (2006-Present).

Principal, BL/SH Financial (1990-present), Chief Investment Officer, Malcom H. Gissen & Associates, Inc. (2000-Present), Secretary, Brick Asset Management, Inc. (2006-Present).

				1 N/A	None N/A

Independent Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Sol Coffino, Year of Birth: 1943 John F. Runkel, Year of Birth: 1955 William P. Twomey, Year of Birth: 1942	Independent Trustee Independent Trustee Independent Trustee	Since 2006 Since 2006 Since 2006

Senior Vice President, Taxes & Acquisition Services, Freemont Group (1997-Present).

General Counsel, Intuitive Surgical, Inc (2006-Present), General Counsel, VISX, Inc. (2001-2005).

Retired (2006-Present). Chief Financial Officer, Morrison & Foerster, LLP (1994-2006).

				1 1 1	Board Member, Tax Executives Institute (1979-present). None None

(1) The  address of each trustee and officer is c/o Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109.

(2) Malcolm H. Gissen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

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2007 Annual Report  17

Board of Trustees

Sol Coffino

Malcolm H. Gissen

John F. Runkel

William P. Twomey

Investment Adviser

Brick Asset Management, Inc.

Counsel

Thompson Hine LLP

Custodian

Huntington National Bank

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered

Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Encompass Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

FYE 5/31/07
Audit Fees	$10,100
Audit-Related Fees	$0
Tax Fees	$1,000
All Other Fees	$0

Nature of Audit Fees: includes $1,600 for the Seed Audit and $8,500 Audit Fees.

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 5/31/07
Registrant	$1,000
Registrant’s Investment Adviser	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By : /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:           8/1/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:           8/1/07

By : /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:           8/1/07